Reconciliations of Non-GAAP Financial Measures

September 30, 2021

(Unaudited)

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
FFO, Normalized FFO, AFFO and Normalized AFFO
(dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net income (loss)	$10,223	$36,460	$(88,903)	$101,300
Add:
Depreciation and amortization of real estate assets	45,046	44,209	133,912	132,579
Depreciation and amortization of real estate assets related to unconsolidated joint venture	4,806	10,391	16,529	21,525
Net (gain) loss on sales of real estate	(655)	(2,715)	1,784	(2,828)
Net loss (gain) on sales of real estate related to unconsolidated joint venture	15	(7,537)	30	3,271
Impairment of real estate	495	3,154	495	3,154
Other-than-temporary impairment of unconsolidated joint venture	—	—	164,126	—
FFO	$59,930	$83,962	$227,973	$259,001
Write-offs of straight-line rental income receivable and lease intangibles	24,326	14,522	22,054	21,200
Lease termination income	—	(300)	—	(300)
Loss on extinguishment of debt	913	139	1,760	531
(Recovery of) provision for loan losses and other reserves	(26)	(90)	1,890	706
Support payment paid to joint venture manager	—	—	2,450	—
Other normalizing items (1)	148	589	852	(1,197)
Normalized FFO	$85,291	$98,822	$256,979	$279,941
FFO	$59,930	$83,962	$227,973	$259,001
Stock-based compensation expense	2,428	916	6,987	5,651
Non-cash rental and related revenues	20,740	7,907	10,113	1,340
Non-cash interest income	(530)	(608)	(1,444)	(1,743)
Non-cash interest expense	1,744	2,069	5,389	6,527
Non-cash portion of loss on extinguishment of debt	913	139	1,760	531
(Recovery of) provision for loan losses and other reserves	(26)	(90)	1,890	706
Other non-cash adjustments related to unconsolidated joint venture	(150)	394	(1,364)	1,337
Other non-cash adjustments	(213)	115	320	570
AFFO	$84,836	$94,804	$251,624	$273,920
Cash portion of lease termination income	—	(300)	—	(300)
Support payment paid to joint venture manager	—	—	2,450	—
Other normalizing items (1)	405	567	963	(1,259)
Normalized AFFO	$85,241	$95,071	$255,037	$272,361
Amounts per diluted common share:
Net income (loss)	$0.05	$0.18	$(0.41)	$0.49
FFO	$0.27	$0.41	$1.05	$1.25
Normalized FFO	$0.38	$0.48	$1.18	$1.36
AFFO	$0.38	$0.46	$1.15	$1.32
Normalized AFFO	$0.38	$0.46	$1.17	$1.31
Weighted average number of common shares outstanding, diluted:
Net income (loss)	222,063,910	206,727,167	216,227,221	206,442,674
FFO and Normalized FFO	222,063,910	206,727,167	217,385,804	206,442,674
AFFO and Normalized AFFO	222,542,049	207,523,386	217,906,904	207,288,178

(1)     FFO and AFFO for the nine months ended September 30, 2021 and 2020 include $0.4 million and $2.3 million, respectively, earned during the period related to legacy Care Capital Properties, Inc. investments. In addition, other normalizing items for FFO and AFFO include triple-net operating expenses, net of recoveries.

See reporting definitions.	2

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA
Net Debt and Net Debt to Adjusted EBITDA
(in thousands)

	Trailing Twelve Months Ended	Year Ended
	September 30, 2021	December 31, 2020
Net (loss) income	$(51,786)	$138,417
Interest	97,480	100,424
Income tax expense	687	710
Depreciation and amortization	178,070	176,737
EBITDA	$224,451	$416,288
Loss from unconsolidated joint venture	18,253	16,599
Other-than-temporary impairment of unconsolidated joint venture	164,126	—
Distributions from unconsolidated joint venture	1,477	12,795
Stock-based compensation expense	9,243	7,907
Merger and acquisition costs	219	483
CCP transition costs	2	91
Provision for loan losses and other reserves and non-cash revenue write-offs	28,252	22,668
Impairment of real estate	1,344	4,003
Loss on extinguishment of debt	1,760	531
Other income	766	(2,433)
Lease termination income	—	(300)
Net gain on sales of real estate	1,751	(2,861)
Adjusted EBITDA (1)	$451,644	$475,771
Annualizing adjustments (2)	1,298	717
Annualized Adjusted EBITDA (3)	$452,942	$476,488

	September 30, 2021	December 31, 2020
Secured debt	$78,060	$80,199
Revolving credit facility	—	—
Term loans	598,337	1,053,100
Senior unsecured notes (4)	1,750,000	1,250,000
Consolidated Debt	2,426,397	2,383,299
Cash and cash equivalents (4)	(246,338)	(59,076)
Net Debt	$2,180,059	$2,324,223

	September 30, 2021	December 31, 2020
Net Debt	$2,180,059	$2,324,223
Annualized Adjusted EBITDA	$452,942	$476,488
Net Debt to Adjusted EBITDA	4.81x	4.88x
(1)    Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program and loan loss reserves.
(2)    Annualizing adjustments give effect to the acquisitions and dispositions completed during the twelve months ended for the respective period as though such acquisitions and dispositions were completed as of the beginning of the period.
(3)    Annualized Adjusted EBITDA is calculated as Adjusted EBITDA as adjusted to give effect to the adjustments described in footnote 2 above.
(4)    Assumes the October 7, 2021 redemption of $300.0 million of 4.80% senior unsecured notes due 2024 occurred as of September 30, 2021.

See reporting definitions.	3

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Condensed Consolidated Statements of Income
Supplemental Information
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Cash rental income	$101,496	$103,519	$305,480	$305,478
Straight-line rental income	3,391	4,198	11,114	13,649
Straight-line rental income receivable write-offs	(25,213)	(10,409)	(25,213)	(13,750)
Above/below market lease amortization	1,081	2,196	3,985	5,823
Above/below market lease intangible write-offs	—	(3,894)	—	(7,063)
Operating expense recoveries	4,612	5,002	14,167	15,714
Rental and related revenues	$85,367	$100,612	$309,533	$319,851

See reporting definitions.	4

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Senior Housing - Managed Revenues
(in thousands)

	Three Months Ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Revenues: (1)
Resident fees and services	$39,819	$38,958	$36,077	$38,349	$39,691
Resident fees and services not included in same store	(2,811)	(2,316)	(395)	—	—
Same store resident fees and services	$37,008	$36,642	$35,682	$38,349	$39,691

(1)    Revenues have been adjusted for changes in the foreign currency exchange rate where applicable.

See reporting definitions.	5

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended September 30, 2021
	Skilled Nursing/ Transitional Care	Senior Housing			Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (1)	Total Senior Housing		Interest and Other Income	Unconsolidated Joint Venture	Corporate	Total
Net income (loss)	$26,977	$6,512	$300	$6,812	$9,992	$3,405	$(4,018)	$(32,945)	$10,223
Adjustments:
Depreciation and amortization	26,634	5,234	8,557	13,791	4,603	—	—	18	45,046
Interest	297	404	—	404	—	—	—	23,542	24,243
General and administrative	—	—	—	—	—	—	—	8,683	8,683
Recovery of loan losses and other reserves	—	—	—	—	—	—	—	(26)	(26)
Impairment of real estate	312	183	—	183	—	—	—	—	495
Loss on extinguishment of debt	—	—	—	—	—	—	—	913	913
Other income	—	—	—	—	—	—	—	(277)	(277)
Net (gain) loss on sales of real estate	—	(856)	201	(655)	—	—	—	—	(655)
Loss from unconsolidated JV	—	—	—	—	—	—	4,018	—	4,018
Income tax expense	—	—	—	—	—	—	—	92	92
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	—	—	—	3,521	—	3,521

Net Operating Income	$54,220	$11,477	$9,058	$20,535	$14,595	$3,405	$3,521	$—	$96,276

Non-cash revenue and expense adjustments	20,420	935	—	935	(590)	(530)	—	—	20,235

Cash Net Operating Income	$74,640	$12,412	$9,058	$21,470	$14,005	$2,875	$3,521	$—	$116,511

Cash Net Operating Income not included in same store	(35)	—	(810)	(810)	(24)

Same store Cash Net Operating Income	$74,605	$12,412	$8,248	$20,660	$13,981

(1)    Net Operating Income, Cash Net Operating Income and Same store Cash Net Operating Income include $0.8 million of COVID-19 Pandemic Expenses.

See reporting definitions.	6

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended June 30, 2021
	Skilled Nursing/ Transitional Care	Senior Housing			Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (1)	Total Senior Housing		Interest and Other Income	Unconsolidated Joint Venture	Corporate	Total
Net income (loss)	$47,612	$7,639	$1,810	$9,449	$10,002	$3,031	$(169,789)	$(32,878)	$(132,573)
Adjustments:
Depreciation and amortization	26,363	5,322	8,407	13,729	4,382	—	—	17	44,491
Interest	299	412	—	412	—	—	—	23,559	24,270
General and administrative	—	—	—	—	—	—	—	8,811	8,811
Recovery of loan losses and other reserves	—	—	—	—	—	—	—	(109)	(109)
Loss on extinguishment of debt	—	—	—	—	—	—	—	54	54
Other expense	—	—	—	—	—	—	—	24	24
Net loss on sales of real estate	3,752	—	—	—	—	—	—	—	3,752
Loss from unconsolidated JV	—	—	—	—	—	—	169,789	—	169,789
Income tax expense	—	—	—	—	—	—	—	522	522
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	—	—	—	2,318	—	2,318

Net Operating Income	$78,026	$13,373	$10,217	$23,590	$14,384	$3,031	$2,318	$—	$121,349

Non-cash revenue and expense adjustments	(3,639)	(812)	—	(812)	(438)	(502)	—	—	(5,391)
Foreign exchange rate adjustment	—	—	(44)	(44)	—	—	—	—	(44)

Cash Net Operating Income	$74,387	$12,561	$10,173	$22,734	$13,946	$2,529	$2,318	$—	$115,914

Cash Net Operating Income not included in same store	(122)	—	(855)	(855)	(35)

Same store Cash Net Operating Income	$74,265	$12,561	$9,318	$21,879	$13,911

(1)    Net Operating Income, Cash Net Operating Income and Same store Cash Net Operating Income include $0.5 million of Grant Income and $0.4 million of COVID-19 Pandemic Expenses.

See reporting definitions.	7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended March 31, 2021
	Skilled Nursing/ Transitional Care	Senior Housing			Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (1)	Total Senior Housing		Interest and Other Income	Unconsolidated Joint Venture	Corporate	Total
Net income (loss)	$54,883	$7,683	$(584)	$7,099	$9,606	$2,941	$(5,010)	$(36,072)	$33,447
Adjustments:
Depreciation and amortization	26,618	5,318	7,680	12,998	4,741	—	—	18	44,375
Interest	302	410	—	410	—	—	—	23,731	24,443
General and administrative	—	—	—	—	—	—	—	8,938	8,938
Provision for loan losses and other reserves	—	—	—	—	—	—	—	2,025	2,025
Loss on extinguishment of debt	—	—	—	—	—	—	—	793	793
Other income	—	—	—	—	—	—	—	(133)	(133)
Net gain on sales of real estate	(1,313)	—	—	—	—	—	—	—	(1,313)
Loss from unconsolidated JV	—	—	—	—	—	—	5,010	—	5,010
Income tax expense	—	—	—	—	—	—	—	700	700
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	—	—	—	3,055	—	3,055

Net Operating Income	$80,490	$13,411	$7,096	$20,507	$14,347	$2,941	$3,055	$—	$121,340

Non-cash revenue and expense adjustments	(4,295)	(870)	—	(870)	(521)	(412)	—	—	(6,098)
Foreign exchange rate adjustment	—	—	9	9	—	—	—	—	9

Cash Net Operating Income	$76,195	$12,541	$7,105	$19,646	$13,826	$2,529	$3,055	$—	$115,251

Cash Net Operating Income not included in same store			(158)

Same store Cash Net Operating Income			$6,947

(1)    Net Operating Income, Cash Net Operating Income and Same store Cash Net Operating Income include $0.9 million of COVID-19 Pandemic Expenses.

See reporting definitions.	8

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended December 31, 2020
	Skilled Nursing/ Transitional Care	Senior Housing			Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (1)	Total Senior Housing		Interest and Other Income	Unconsolidated Joint Venture	Corporate	Total
Net income (loss)	$52,347	$6,267	$2,292	$8,559	$9,199	$3,184	$(3,562)	$(32,610)	$37,117
Adjustments:
Depreciation and amortization	26,408	5,345	7,858	13,203	4,529	—	—	18	44,158
Interest	304	409	—	409	—	—	—	23,811	24,524
General and administrative	—	—	—	—	—	—	—	8,105	8,105
Provision for loan losses and other reserves	—	—	—	—	—	—	—	1,149	1,149
Impairment of real estate	—	849	—	849	—	—	—	—	849
Other expense	—	—	—	—	—	—	—	154	154
Net gain on sales of real estate	(33)	—	—	—	—	—	—	—	(33)
Loss from unconsolidated JV	—	—	—	—	—	—	3,562	—	3,562
Income tax benefit	—	—	—	—	—	—	—	(627)	(627)
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	—	—	—	5,054	—	5,054

Net Operating Income	$79,026	$12,870	$10,150	$23,020	$13,728	$3,184	$5,054	$—	$124,012

Non-cash revenue and expense adjustments	(4,455)	(904)	—	(904)	(411)	(607)	—	—	(6,377)
Foreign exchange rate adjustment	—	—	51	51	—	—	—	—	51

Cash Net Operating Income	$74,571	$11,966	$10,201	$22,167	$13,317	$2,577	$5,054	$—	$117,686

Cash Net Operating Income not included in same store			—

Same store Cash Net Operating Income			$10,201

(1)    Net Operating Income, Cash Net Operating Income and Same store Cash Net Operating Income include $0.6 million of Grant Income and $1.0 million of COVID-19 Pandemic Expenses.

See reporting definitions.	9

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended September 30, 2020
	Skilled Nursing/ Transitional Care	Senior Housing			Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (1)	Total Senior Housing		Interest and Other Income	Unconsolidated Joint Venture	Corporate	Total
Net income (loss)	$44,845	$2,777	$3,708	$6,485	$10,179	$3,299	$2,766	$(31,114)	$36,460
Adjustments:
Depreciation and amortization	26,452	5,328	7,888	13,216	4,524	—	—	17	44,209
Interest	399	420	—	420	—	—	—	24,085	24,904
General and administrative	—	—	—	—	—	—	—	7,216	7,216
Recovery of loan losses and other reserves	—	—	—	—	—	—	—	(90)	(90)
Impairment of real estate	551	2,603	—	2,603	—	—	—	—	3,154
Loss on extinguishment of debt	—	—	—	—	—	—	—	139	139
Other income	—	—	—	—	—	—	—	(115)	(115)
Net gain on sales of real estate	(2,715)	—	—	—	—	—	—	—	(2,715)
Income from unconsolidated JV	—	—	—	—	—	—	(2,766)	—	(2,766)
Income tax benefit	—	—	—	—	—	—	—	(138)	(138)
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	—	—	—	9,034	—	9,034

Net Operating Income	$69,532	$11,128	$11,596	$22,724	$14,703	$3,299	$9,034	$—	$119,292

Non-cash revenue and expense adjustments	8,515	847	—	847	(1,426)	(608)	—	—	7,328
Foreign exchange rate adjustment	—	—	75	75	—	—	—	—	75

Cash Net Operating Income	$78,047	$11,975	$11,671	$23,646	$13,277	$2,691	$9,034	$—	$126,695

Cash Net Operating Income not included in same store			—

Same store Cash Net Operating Income			$11,671

(1)    Net Operating Income, Cash Net Operating Income and Same store Cash Net Operating Income include $1.2 million of Grant Income and $1.2 million of COVID-19 Pandemic Expenses.

See reporting definitions.	10

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Nine Months Ended September 30, 2021
	Skilled Nursing/ Transitional Care	Senior Housing			Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (1)	Total Senior Housing		Interest and Other Income	Unconsolidated Joint Venture	Corporate	Total
Net income (loss)	$129,472	$21,834	$1,526	$23,360	$29,600	$9,377	$(178,817)	$(101,895)	$(88,903)
Adjustments:
Depreciation and amortization	79,615	15,874	24,644	40,518	13,726	—	—	53	133,912
Interest	898	1,226	—	1,226	—	—	—	70,832	72,956
General and administrative	—	—	—	—	—	—	—	26,432	26,432
Provision for loan losses and other reserves	—	—	—	—	—	—	—	1,890	1,890
Impairment of real estate	312	183	—	183	—	—	—	—	495
Loss on extinguishment of debt	—	—	—	—	—	—	—	1,760	1,760
Other income	—	—	—	—	—	—	—	(386)	(386)
Net loss (gain) on sales of real estate	2,439	(856)	201	(655)	—	—	—	—	1,784
Loss from unconsolidated JV	—	—	—	—	—	—	178,817	—	178,817
Income tax expense	—	—	—	—	—	—	—	1,314	1,314
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	—	—	—	8,894	—	8,894

Net Operating Income	$212,736	$38,261	$26,371	$64,632	$43,326	$9,377	$8,894	$—	$338,965

Non-cash revenue and expense adjustments	12,486	(747)	—	(747)	(1,549)	(1,444)	—	—	8,746

Cash Net Operating Income	$225,222	$37,514	$26,371	$63,885	$41,777	$7,933	$8,894	$—	$347,711

Annualizing adjustments (2)	99,209	13,744	12,933	26,677	14,265	2,536	(8,894)	—	133,793

Annualized Cash Net Operating Income	$324,431	$51,258	$39,304	$90,562	$56,042	$10,469	$—	$—	$481,504

(1)    Net Operating Income and Cash Net Operating Income include $0.5 million of Grant Income and $2.0 million of COVID-19 Pandemic Expenses.
(2)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year. Annualizing adjustments also include the removal of COVID-19 Pandemic Expenses, Grant Income, triple-net operating expenses (net of recoveries) and the Enlivant Joint Venture Cash NOI.

See reporting definitions.	11

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Payor Type
(in thousands)

	Nine Months Ended September 30, 2021
	Private Payors (1)	Non-Private Payors	Interest and Other Income	Unconsolidated Joint Venture	Corporate	Total
Net income (loss)	$61,462	$120,970	$9,377	$(178,817)	$(101,895)	$(88,903)
Adjustments:
Depreciation and amortization	61,717	72,142	—	—	53	133,912
Interest	1,310	814	—	—	70,832	72,956
General and administrative	—	—	—	—	26,432	26,432
Provision for loan losses and other reserves	—	—	—	—	1,890	1,890
Impairment of real estate	266	229	—	—	—	495
Loss on extinguishment of debt	—	—	—	—	1,760	1,760
Other income	—	—	—	—	(386)	(386)
Net loss on sales of real estate	1,012	772	—	—	—	1,784
Loss from unconsolidated JV	—	—	—	178,817	—	178,817
Income tax expense	—	—	—	—	1,314	1,314
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	8,894	—	8,894

Net Operating Income	$125,767	$194,927	$9,377	$8,894	$—	$338,965

Non-cash revenue and expense adjustments	(915)	11,105	(1,444)	—	—	8,746

Cash Net Operating Income	$124,852	$206,032	$7,933	$8,894	$—	$347,711

Annualizing adjustments (2)	50,115	90,036	2,536	(8,894)	—	133,793

Annualized Cash Net Operating Income	$174,967	$296,068	$10,469	$—	$—	$481,504

(1)    Net Operating Income and Cash Net Operating Income include $0.5 million of Grant Income and $2.0 million of COVID-19 Pandemic Expenses.
(2)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year. Annualizing adjustments also include the removal of COVID-19 Pandemic Expenses, Grant Income, triple-net operating expenses (net of recoveries) and the Enlivant Joint Venture Cash NOI.

See reporting definitions.	12

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Relationship
(in thousands)

	Nine Months Ended September 30, 2021
	Avamere Family of Companies	North American Healthcare	Signature Healthcare	Cadia Healthcare	Signature Behavioral	Genesis Healthcare, Inc.	Holiday AL Holdings LP	Healthmark Group	The McGuire Group	CommuniCare	All Other Relationships (1)	Corporate	Total
Net income (loss)	$109	$22,078	$17,664	$5,926	$17,979	$14,665	$703	$7,827	$10,362	$8,194	$(92,515)	$(101,895)	$(88,903)
Adjustments:
Depreciation and amortization	9,293	8,410	10,710	8,027	7,625	886	14,599	3,594	5,345	3,389	61,981	53	133,912
Interest	—	—	—	—	—	1,016	—	—	—	—	1,108	70,832	72,956
General and administrative	—	—	—	—	—	—	—	—	—	—	—	26,432	26,432
Provision for loan losses and other reserves	—	—	—	—	—	—	—	—	—	—	—	1,890	1,890
Impairment of real estate	—	—	—	—	—	—	—	—	—	—	495	—	495
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	1,760	1,760
Other income	—	—	—	—	—	—	—	—	—	—	—	(386)	(386)
Net loss on sales of real estate	—	—	—	—	—	—	—	1,594	—	—	190	—	1,784
Loss from unconsolidated JV	—	—	—	—	—	—	—	—	—	—	178,817	—	178,817
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	1,314	1,314
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	—	—	—	—	—	—	—	8,894	—	8,894

Net Operating Income	$9,402	$30,488	$28,374	$13,953	$25,604	$16,567	$15,302	$13,015	$15,707	$11,583	$158,970	$—	$338,965

Non-cash revenue and expense adjustments	23,588	(1,865)	5	476	(178)	—	—	4	(3,645)	220	(9,859)	—	8,746

Cash Net Operating Income	$32,990	$28,623	$28,379	$14,429	$25,426	$16,567	$15,302	$13,019	$12,062	$11,803	$149,111	$—	$347,711

Annualizing adjustments (2)	11,661	9,540	9,602	22,312	8,765	5,522	5,737	4,680	4,056	4,127	47,791	—	133,793

Annualized Cash Net Operating Income	$44,651	$38,163	$37,981	$36,741	$34,191	$22,089	$21,039	$17,699	$16,118	$15,930	$196,902	$—	$481,504

(1)    Net Operating Income and Cash Net Operating Income include $0.5 million of Grant Income and $2.0 million of COVID-19 Pandemic Expenses.
(2)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year. Annualizing adjustments also include the removal of COVID-19 Pandemic Expenses, Grant Income, triple-net operating expenses (net of recoveries) and the Enlivant Joint Venture Cash NOI.

See reporting definitions.	13

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Adjusted EBITDA. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance.
Annualized Cash Net Operating Income (“Annualized Cash NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses, excluding COVID-19 Pandemic Expenses, and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income.
Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries, additional rents or Grant Income and are net of repositioning reserves, if applicable.
Cash Net Operating Income (“Cash NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income.
COVID-19 Pandemic Expenses. COVID-19 Pandemic Expenses consist primarily of (i) personal protective equipment (“PPE”) costs, (ii) incremental labor costs (including bonuses, hero pay and additional labor needed to implement new health and safety protocols) and (iii) incremental supply costs required to implement new health and safety protocols (e.g., disposable food containers and stronger disinfectants), in each case incurred by communities in our Senior Housing - Managed portfolio specifically as a result of the COVID-19 pandemic.
Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint venture, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint venture, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint venture. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does.
Grant Income. Grant Income consists of funds specifically paid to communities in our Senior Housing - Managed portfolio from state or federal governments related to the pandemic and were incremental to the amounts that would have otherwise been received for providing care to residents.
Net Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements.
Net Debt to Adjusted EBITDA. Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented.
Net Operating Income (“NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.

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SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.
Senior Housing. Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities.
Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements.
Skilled Nursing/Transitional Care. Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities.
Specialty Hospitals and Other. Includes acute care, long-term acute care, rehabilitation and behavioral hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care or Senior Housing.

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